Non-Confidential January 2017 Corporate Presentation JP Morgan Healthcare Conference Exhibit 99.1

Forward-Looking Statements This presentation includes forward-looking statements that involve a number of risks and uncertainties, including statements about our focus, goals, strategy, plans, timelines and guidance; research and development (R&D) programs and BELVIQ, including with respect to potential, safety, efficacy, indication, significance of related data, differentiation, status, timing, regulatory activities, value and commercialization; partnered programs; and other statements that are not historical facts, including statements that may include words such as “may,” “will,” “intend,” “plan,” “expect,” “potential” or other similar words. For such statements, we claim the protection of the Private Securities Litigation Reform Act of 1995. Actual events or results may differ materially from expectations, and you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the time they were made. Factors that could cause actual results to differ materially from such statements include, without limitation, the timing, success and cost of R&D and related strategy and decisions; trial and study results are subject to different interpretations and may not be predictive of future results; trials and studies may not proceed at the time or in the manner expected or at all; unexpected or unfavorable new data; nonclinical and clinical data is voluminous and detailed, and regulatory agencies may interpret or weigh data differently and reach different conclusions than we or others, request additional information, have additional recommendations or change their guidance or requirements; information related to R&D may not meet regulatory requirements or otherwise be sufficient for (or we or a partner may not pursue) further R&D, regulatory review or approval or continued marketing; competition; risks related to commercializing drugs, including regulatory, manufacturing, supply and marketing issues and their availability and use; having adequate funds and other assets and their effective use; reimbursement and pricing decisions; risks related to relying on partners and other third parties; the entry into or modification or termination of partnering arrangements; our and third parties’ intellectual property rights; and satisfactory resolution of litigation or other disagreements. Additional factors that could cause actual results to differ materially from those stated or implied by our forward-looking statements are disclosed in our SEC filings. We disclaim any intent or obligation to update these forward-looking statements, other than as may be required under applicable law.

Arena Evolved Executive Summary From research-based to a streamlined, focused high-performing clinical development organization Three unencumbered Phase 2 potentially first- or best-in-class programs Significant readouts in 2017: Etrasimod Ralinepag APD371 Nelotanserin Revitalized team Dynamic approach to maximizing value of programs Approximately $90M in cash and cash equivalents Arena Reset Right sized organization & functions Rebuilt clinical development / operations Divested / restructured non-core areas Refocused on pipeline & built initial therapeutic area focus

Research Platform and Belviq Restructuring
Reducing Costs on Non-Core Assets

ARENA PHARMACEUTICALS

Restructuring efforts results in significant cost savings over the next 3 years

Spun out Discovery Research

- Discovery research was driving ~$25M in annual expenditure for Arena
- Spin out into independent organization - Beacon Discovery - by Dr. Dominic Behan, co-founder of Arena
- Arena retains certain rights and economics on assets

Belviq Restructuring

- Removes over $80M+ of estimated development costs over 3 years
- Provides $23M in cash payments to Arena over next 2 years
- Retain upside with 9.5% - 18.5% royalty
- $26M potential milestones

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Focus on Pipeline
Differentiated Assets with High-Value Potential

ARENA PHARMACEUTICALS

Program	Therapeutic Area/Indication	Pre-Clinical	Phase 1	Phase 2	Phase 3	Post Market	Data Timing
Internal Programs							Unencumbered
Etrasimod Optimized Activity S1P Receptor Modulator	Lead Indication: Ulcerative Colitis (UC)						***Data in Q4 2017***
	Exploratory Indications: Extra-Intestinal Manifestations (EIM) Pyoderma Gangrenosum (PG) Primary Biliary Cirrhosis (PBC)						***Initiate in 2017***
Ralinepag Potent IP Receptor Agonist	Pulmonary Arterial Hypertension (PAH)						***Data in Mid-year 2017***
APD371 Highly Selective Full Agonist to CB_2	Crohn's Pain						***Entering P2 in Q1 2017***
Partnered Programs							Commercial Rights
BELVIQ and BELVIQ XR	Weight Loss Approved; CVOT Ongoing						Eisai: Worldwide
Nelotanserin $5\text{-}HT_{2A}$ Inverse Agonist	Dementia Associated Psychosis						Axovant: Worldwide Data in Feb 2017
Undisclosed Orphan GPCR	CNS						Boehringer Ingelheim: Worldwide

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Clinical Development Focus and Externally-Driven Thinking Supported by Revamped Operational Team Amit Munshi, President and CEO CEO, Epirus and Percivia (sold to JNJ) Founder, CBO, Kythera (sold to Allergan) Kevin Lind, Chief Financial Officer TSSP / TPG Pharma Partners Lehman Brothers Cheryl Lassen BSc., MBBCh, VP, Clinical Development Senior development roles at Novartis, BMS, Abbott and Pharmacia / Pfizer Vincent Aurentz, Chief Business Officer President, HemoShear Therapeutics EVP, R&D, Portfolio and Corporate Development Merck Serono Anna Crivici, PhD, VP, Program Management VP Program Management, NantkWest, Amylin Global Project Leader, Pfizer Maurice Mezzino, SVP Corporate Development Business Development executive at BMS, Biogen Idec, BeiGene Chartered Financial Analyst (CFA) Steven Spector, General Counsel Partner Morgan Lewis Board member, Association of Corporate Counsel

Oral, Next Generation, S1P Receptor Modulator Optimized Activity Being Evaluated for Multiple Autoimmune Diseases Etrasimod

Etrasimod (APD334) - Potentially Best-in-Class Profile Based on Preclinical and Clinical Data Status High specificity for appropriate receptor sub types Decreased lymphocyte counts with rapid recovery Potentially improved safety profile Data to Date Phase 2 multinational trial in ulcerative colitis (UC) underway to demonstrate a dose-response vs. placebo Assessing protocol changes to allow for a data readout in 2017 and lower costs while maintaining study conduct, integrity & patient safety Data from completed P1 & P2 studies, allows assessment of dose-response & inform doses to be used in pivotal P3 trial Exploratory studies : Dermatological Extra-Intestinal Manifestations (EIM) in Inflammatory Bowel Disease (IBD) Pyoderma Gangrenosum (PG) Primary Biliary Cirrhosis (PBC)

Significant Market Potential in Inflammatory Bowel Disease (IBD), Specifically Ulcerative Colitis

ARENA PHARMACEUTICALS



Mild
Moderate
Severe
Aminosalicylates (5-ASAs)
Corticosteroids (Acute Therapy)
S1P Receptor Modulators
Immunosuppressants
TNF-α Blockers
Integrin Receptor Antagonists

UC market of ~2M patients and $3.7B in global drug sales

Primary Goal of Treatment: Induce and Maintain Remission

- Aminosalicylates generally ineffective in more-severe UC
- Corticosteroids for maintenance are limited by serious side effects
- Biologics require parenteral administration; autoantibodies may lead to reduced efficacy over time

Targets simple once-daily oral dosing, effective long-term remission & improved safety

Source: IMS 2016

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Etrasimod Clinical Program
Expanding Indications

Indication	Extra-Intestinal Manifestations (EIM)	Pyoderma Gangranosum (PG)	Primary Biliary Cirhosis (PBC)
Background	Inflammatory manifestations of skin in patients with IBD	Rare/serious skin disease Painful nodules form enlarging ulcers	Chronic liver disease T Lymphoctes accumulate in liver, resulting in destruction of bile ducts
Market Size	Up to 500,000 patients[1]	~25,000 patients[2]	~280,000 patients
Rationale	Systemic immunomodulation Anti-proliferative effects in human keratinocytes Inhibition of dendritic cell migration via S1P4 modulation	Aberrant T lymphocyte response in PG[3] & benefit of immunosuppression[4] support the proposed study lymphocyte reduction in PG Inhibition of dendritic cell migration via S1P4 modulation	PBC is considered a immune-mediated disease as S1P1 sensitive T-cells are present in liver of PBC patients[5] S1P1 mediated reduction of circulating & hepatic lymphocyte levels has potential to improve PBC
Status	Initiate trials in 2017		

1. Bernstein CN, Blanchard JF, Rawsthorne P, Yu N. The prevalence of extraintestinal diseases in inflammatory bowel disease: a population-based study. Am J Gastroenterol. 2001;96:1116-1122 2. Decision Resources 3. Br J Dermatol. 2015 Jul;173(1):275-8. doi: 10.1111/bjd.13670. Epub 2015 May 16. The Treg/Th17 cell ratio is reduced in the skin lesions of patients with pyoderma gangrenosum. Caproni M1, Antiga E1, Volpi W1, Verdelli A1, Venegoni L2, Quaglino P3, Fabbri P1, Marzano AV2. 4. J Am Acad Dermatol. 2010 Sep;63(3):e72-4. doi: 10.1016/j.jaad.2009.11.683. Rapid resolution of pyoderma gangrenosum after treatment with intravenous cyclosporine. Turner RB, Emer JJ, Weill M, Winterfield L, Friedman S, Qureshi AA. 5. Lancet. 2003 Jul 5;362(9377):53-61. Primary biliary cirrhosis. Talwalkar JA1, Lindor KD.

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Designed to selectively modulate S1P receptors believed to be associated with autoimmune modulation while avoiding those associated with deleterious side-effects Etrasimod’s Optimized Activity Profile Characteristics May Avoid Off Target Activity *Data on file Associated with cardiac, pulmonary & possible tumor-related risks Associated with decreased inflammation & control of UC symptoms Immune Cell Migration, Differentiation & Proliferation Interference in S1P2 / S1P3 Functions Receptor Binding Intracellular Signaling Intracellular Signaling S1P2 S1P3 S1P1 S1P4 S1P5 Etrasimod Positive Outcome Negative Outcome

In Early Studies Etrasimod Data Suggests Robust Lymphocyte Reduction and Strong Safety Profile

ARENA PHARMACEUTICALS

Observed Lymphocyte Counts (Mean)



Lymphocyte Count (10^3/uL)
2.5
2
1.5
1
0.5
0
Baseline
Day 1
Day 7
15
Day 21 EOT
Day 28 / Follow-up
Time Point
Rapid return to baseline
69% Reduction at End of Dosing
Placebo
APD 334 0.7mg
APD 334 1.35mg
APD 334 2.0 mg

Non-Titrated First Dose HR



Change in heart Rate (BPM)
Placebo
APD334 2mg
Time Point Day 1 Post-Dose (Hours)

Mean lymphocyte counts decrease up to 69%

Half-life ~35 Hours

Lymphocyte lowering ~60 - 70% correlates with efficacy in psoriasis, UC & other autoimmune conditions

Rapid lymphocyte recovery suggests strong safety profile

Low 1st dose HR effect without need for titration at 2 mg

No significant difference HR or AV conduction

1st S1P receptors associated with significant reductions in HR

Some 2nd gen S1P modulators add titration to mitigate 1st dose HR effects

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No symptomatic bradycardia No heart block (therapeutic dose) Based on Early Clinical Data Etrasimod Emerging as a Potential Best-in-Class S1P Modulator Excellent Lymphocyte Modulation 60-70% reduction in lymphocyte counts Recovery to baseline within one week Encouraging CV Safety Profile Clean Hepatotoxicity Safety Profile Favorable Pulmonary and Ocular Profile Promising PK and Adverse Event (AE) Profile Optimized Activity for the S1P Receptors No elevations in liver enzyme tests >1.3x in any dose group No clinically significant changes in pulmonary function tests No macular edema No titration; no discontinuations due to AEs No serious AEs; AEs not dose responsive No S1P2 internalization limits potential safety concerns

An Oral, Selective IP Receptor Agonist Targeting the Prostacyclin Pathway for the Treatment of Pulmonary Arterial Hypertension (PAH) Ralinepag

Ralinepag (APD811) - Potentially Best-in-Class Profile - Unique Receptor Activation & Pharmacokinetics Status Ralinepag demonstrated superior in-vitro performance, compared to selexipag in: Functional G-protein activation (cAMP) Potency for inhibition of vascular remodeling & vasodilation Potency for inhibition of platelet aggregation “IV-like” pharmacokinetic profile Data to Date Enrollment completed on Phase 2 multinational trial in PAH Data expected in mid-year 2017

Oral Monotherapy Oral Combos Inhaled/SC/IV Significant Market Potential for Oral Prostacyclin Agonists with Improved PK A novel, potent oral prostacyclin agonist with improved PK could address a greater portion of the $4B PAH global market IP agonists are the only class of PAH drugs shown to reduce mortality ~70% overall reduction of mortality risk * *Barst, RJ et al., NEJM 1996 Early Stage Disease Late Stage Disease PDE5 Inhibitors Endothelin Receptor Antagonists Soluble Guanylate Cyclase (sGC) Stimulator Launched Prostacyclins Potential advancement to earlier lines of therapy with highly effective and well-tolerated oral formulation

Ralinepag Data Suggests Improved Potency and Efficacy vs. Selexipag (MRE-269)

ARENA PHARMACEUTICALS

IP Agonist → IP Receptor → cAMP → Vasodilation Inhibition of Proliferation And Aggregation

	Metric	Iloprost (IV)	Ralinepag (oral)	MRE-269 (oral)
Functional G-protein activation (cAMP)	Potency	3.3 nM	24 nM	151 nM
	Efficacy	100 %	67 %	48 %
Potency for inhibition of vascular remodeling & vasodilation	IC_{50}	56 nM	14 nM	145 nM
Potency for inhibition of platelet aggregation	IC_{50}	4.8 nM	38 nM	288 nM

Ex-vivo vasorelaxation In human PAH tissue



Vasoconstriction %
(100 nM U46619)
100
80
60
40
20
0
-20
Selexipag
(MRE-269)
Ralinepag
MRE-269 (n=2, N=1)
APD811 (n=10, N=3)
-9
-8
-7
-6
-5
-4
Log [Drug] M

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Ralinepag Pharmacokinetic Profile Optimal Exposure in Therapeutic Range Ralinepag IR Has Better Exposure for Inhibition of Vascular Remodeling Compared to Selexipag In Vitro MRE-269 after Selexipag, 1.6 mg bid, Fasted Ralinepag, 0.2 mg bid, Fasted Ralinepag XR PK at steady state has optimized “IV-like” profile MRE-269 MRE-269 After Selexipag 0.6mg bid “IV-like” pharmacokinetic profile Ralinepag XR 0.4mg qd

Ralinepag is a Potential Best-in-Class Oral Prostacyclin Receptor (IP) Agonist Potency High intrinsic potency & activity at human IP receptor compared to other oral compounds Superior target tissue responses in patient-derived samples Inhibition of platelet aggregation, smooth muscle cell proliferation & vasoconstriction Orally bioavailable Long half-life with low peak-to-trough ratio Ability to maintain 24H exposure in target therapeutic range Target Tissue Bioavailability / PK

APD371 Peripherally Restricted, Highly–Selective, Full Agonist to Cannabinoid 2 Receptor (CB2) Being Evaluated for Treatment of Pain Associated with Crohn’s Disease

APD371 - Potentially First-in-Class Profile Emerging Based on Preclinical and Clinical Data Phase 2 start early 2017 Data expected by year-end 2017 Superior pain option to opioids and other CB2 programs Highly selective, peripherally restricted avoids psychotropic activity Full CB2 receptor agonism prevents tachyphalaxis CB2 expressed in the target GI tissue and visceral afferent nerves Efficacy in preclinical models and strong safety profile from multiple Phase 1 studies Data to Date Status

APD371 Program Review
Types of Pain

ARENA PHARMACEUTICALS

Pain

Acute
- Injury
- Post-operative flare

Chronic

Nociceptive
- Osteoarthritis
- Rheumatoid arthritis

Neuropathic

Central
- Post-stroke
- Multiple sclerosis
- Spinal cord injury
- Migraine
- HIV related neuropathic pain

Peripheral
- Post-herpetic neuralgia
- Diabetic neuropathy

Visceral
- Pancreatitis
- Endometriosis
- Irritable bowel syndrome

• Inflammatory bowel disease	0.4% of general population[1]
• Interstitial cystitis	2 - 4% of US adults[2]
• Chronic prostatitis	1.8% of US men[3]
• Post-surgical abdominal lesions	95% of abdominal surgery patients%[4]

Mixed
- Lower back
- Cancer
- Fibromyalgia

Visceral pain represents the most attractive and appropriate opportunity

Figure adapted from Melnikova, Nature Reviews Drug Discovery, 2010

1. US general population, Kappelman et al. (2007) Clin Gastroenterol Hepatol 5:1424 2. US general population, Berry et al. (2011) J Urol 186:540; Suskind et al. (2013) J Urol 189:141
3. US general population, Suskind et al. (2013) J Urol 189:141 4. Post-abdominal surgery patients, Ten Broek et al. (2012) Ann Surg 256:280

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Many Crohn’s Disease Patients Continue to Experience Pain Even in Remission *Source: National Center for Biotechnology Information Available pain medications are associated with significant issues limiting use in Crohn’s disease Market Overview ~2.3M IBD patients diagnosed in major markets in 2015 ~1/3 of UC patients & over 1/2 of Crohn's patients experience persistent symptoms, including chronic pain, with clinical remission About 1/8 patients are chronically treated with opioids CDAI Before / After Anti-Inflammatory Treatment Pain

CB2 Receptors Are Expressed in the Enteric Nervous System and Immune Cells Within GI Tract

CB2 Receptor Expression in the GI Tract


Brainstem
Spinal cord
Dorsal root ganglion
Nodose ganglion
Longitudinal muscle
Myenteric plexus
Circular muscle
Submucosa / Submucosal plexus
Immune cells
Mucosa
INFLAMMATION
Bacteria
CB2 receptor
Epithelium
Enteroendocrine cells
Blood vessels

- Both humans & rodents have CB2 receptors located in target tissue GI & local immune cells:
  - Epithelial cells
  - Immune cells
  - Enteric neurons
- CB2 receptor also expressed on visceral afferent nerves
- During inflammation, enhanced expression on epithelial cells at the ulcer margins (red) & infiltrating immune cells
- Supporting rationale for inflammatory & non-inflammatory pain signaling

CB2 receptors represent a pathophysiological mechanism in GI tract to regulate abnormal motility, modulate intestinal inflammation & limit visceral sensitivity & pain

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Preclinical Studies Suggest CB2 Activation is Important for Regulation of Intestinal Pain

ARENA PHARMACEUTICALS

In Crohn's, the Endocannabinoid System, including CB2, is Dysregulated

- Breakdown endocannabinoids increase in inflammatory Crohn's
- Synthesis of endocannabinoids decrease in active inflammatory Crohn's
- Initiates a cascade of inflammatory events resulting leukocytes migration from the mucosal & submucosal regions

Several Animal Studies Provide Evidence CB2 Activation Can Alleviate Abdominal Pain

- A CB2 agonist has been shown to block mesenteric nerve firing & this effect is blocked in CB2 knockouts
- Reduction of intestinal pain in an induced model blocked by a CB2 receptor antagonist

Strong preclinical support for APD371 as a potent, selective full agonist to CB2 in intestinal pain

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APD371 is a Highly Selective, Full Agonist to CB2 for Crohn’s Pain – a Major Unmet Need Selective, Full Agonist Full agonists show efficient receptor internalization and efficacy in vivo Previous CB2 programs have been partial agonists CB2 expressed across multiple cell types in GI tract In GI pain, endocannabinoid receptor is dysregulated Animal studies suggest CB2 can alleviate GI Pain Well tolerated across range of doses No clinically significant issues Targeted to Specific Disease Phase 1 Data

Arena Evolved Executive Summary From research-based to a streamlined, focused high-performing clinical development organization Three unencumbered Phase 2 potentially first- or best-in-class programs Significant readouts in 2017: Etrasimod Ralinepag APD371 Nelotanserin Revitalized team Dynamic approach to maximizing value of programs Approximately $90M in cash and cash equivalents Arena Reset Right sized organization & functions Rebuilt clinical development / operations Divested / restructured non-core areas Refocused on pipeline & built initial therapeutic area focus

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